UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2018

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification No.

001-32206	GREAT PLAINS ENERGY INCORPORATED	43-1916803
(A Missouri Corporation)
1200 Main Street
Kansas City, Missouri 64105
(816) 556-2200

NOT APPLICABLE (Former name or former address, if changed since last report)
000-51873	KANSAS CITY POWER & LIGHT COMPANY	44-0308720
(A Missouri Corporation)
1200 Main Street
Kansas City, Missouri 64105
(816) 556-2200

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 5.04.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On May 2, 2018, in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR, Great Plains Energy Incorporated (the “Company”) sent a notice to its directors and executive officers notifying them of a blackout period that the Company intends to impose with respect to the Great Plains Energy common stock investment alternative for the Great Plains Energy Incorporated 401(k) Savings Plan in connection with the closing of the anticipated Mergers referred to below, and certain trading prohibitions that the directors and executive officers will be subject to during the blackout period.

As a result of the receipt of the final regulatory approvals necessary to complete the Mergers and the determination that the closing date of the Mergers will be June 4, 2018, and as required by Section 306(a) of the Sarbanes-Oxley Act of 2002 and Rule 104(b)(3)(iii) of Regulation BTR, on June 4, 2018, the Company sent an updated notice to its directors and executive officers informing them that the blackout period began at 10:00 a.m. Central Time on May 30, 2018 and is expected to end as soon as is administratively practicable during the week of June 10, 2018.

During the blackout period and for a period of two years after the ending date of the blackout period, former holders of the Company’s common stock and other interested parties may obtain, without charge, the actual beginning and ending dates of the blackout period by sending a written request to Evergy, Inc., 1200 Main Street, Kansas City, Missouri 64105, Attention: General Counsel or by calling 816-556-2335.

A copy of the updated notice that was sent by the Company to its directors and executive officers is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01	Other Events.

On June 4, 2018, pursuant to the Amended and Restated Agreement and Plan of Merger dated July 9, 2017 (the “Merger Agreement”) by and among Evergy, Inc., a Missouri corporation, formerly known as Monarch Energy Holding, Inc. (“Evergy”), the Company, Westar Energy, Inc., a Kansas corporation (“Westar Energy”), and King Energy, Inc., a Kansas corporation and a wholly owned subsidiary of Evergy (“Merger Sub”), and for certain limited purposes, GP Star, Inc., a Kansas corporation, (i) the Company merged with and into Evergy (the “GPE Merger”), with Evergy continuing as the surviving corporation in the GPE Merger, and (ii) Merger Sub merged with and into Westar Energy (the “Westar Merger,” together with the GPE Merger, the “Mergers”), with Westar Energy continuing as the surviving corporation in the Westar Merger.

Pursuant to the GPE Merger, each share of common stock, no par value, of the Company (the “Great Plains Energy common stock”) was converted into the right to receive 0.5981 (the “Great Plains Energy exchange ratio”) validly issued, fully paid and non-assessable shares of common stock, no par value, of Evergy (the “Evergy common stock”). Pursuant to the Westar Merger, each share of common stock, $5.00 par value, of Westar Energy (the “Westar Energy common stock”) was converted into the right to receive one validly issued, fully paid and non-assessable share of Evergy common stock. As of the effective time of the Mergers, the outstanding shares of Evergy common stock are now held by the former holders of Westar Energy common stock and Great Plains Energy common stock. Pursuant to the Merger Agreement, as of the effective time of the Mergers, all shares of Evergy common stock owned by the Company, Westar Energy or any of their respective subsidiaries were cancelled and retired for no consideration.

At the effective time of the Mergers, each performance share award of Great Plains Energy that was unvested and outstanding immediately prior to the effective time of the Mergers was converted into an award of performance share awards of Evergy common stock equal to the number of Great Plains Energy performance share awards multiplied by the Great Plains Energy exchange ratio, under the same terms and conditions applicable to the Great Plains Energy performance share awards.

At the effective time of the Mergers, each deferred share unit of Great Plains Energy that was unvested and outstanding immediately prior to the effective time of the mergers was converted into an award of a number of deferred share units of Evergy common stock equal to the number of Great Plains Energy deferred share units of Great Plains Energy common stock multiplied by the Great Plains Energy exchange ratio, under the same terms and conditions applicable to Great Plains Energy deferred share unit.

At the effective time of the Mergers, each contractual right to receive a share of Great Plains Energy common stock or the value of such a share other than Great Plains Energy deferred share units and Great Plains Energy performance share awards pursuant to any Great Plains Energy benefit plan that was outstanding immediately prior to the effective time of the mergers, without any action on the part of its holder, as of the effective time of the Mergers, was converted into an equity or equity-based award in respect of a number of shares of Evergy common stock equal to the number of shares of Great Plains Energy common stock represented by the contractual right multiplied by the Great Plains Energy exchange ratio, under the same terms and conditions applicable to the Great Plains Energy contractual right.

On June 3, 2018, Great Plains Energy granted an aggregate 137,657 restricted share units pursuant to Great Plains Energy’s Amended Long-Term Incentive Plan to certain Great Plains Energy officers, including 30,590 to Terry Bassham, 20,393 to Kevin E. Bryant, 8,158 to Charles A. Caisley, 20,393 to Heather A. Humphrey and 8,158 to Lori A. Wright, as well as cash retention awards, including $500,000 to Terry Bassham, $333,333 to Kevin E. Bryant, $133,333 to Charles A. Caisley, $333,333 to Heather A. Humphrey and $133,333 to Lori A. Wright. The restricted share units will vest in full two years after their grant date. Additionally, if the executive’s employment is terminated by Great Plains Energy (or its successor) without cause (as defined in the award agreement), the restricted share units will vest in full as of such termination date and will be paid within 30 days of such termination date.

The issuance of Evergy common stock pursuant to the Mergers was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Evergy’s registration statement on Form S-4 (File No. 333-220465), as amended (the “Registration Statement”), filed with the Securities and Exchange Commission (the “SEC”) and declared effective on October 10, 2017. The definitive joint proxy statement/prospectus of the Company and Westar Energy, dated October 10, 2017, that forms a part of the Registration Statement (the “Joint Proxy Statement/Prospectus”) contains additional information about the Mergers and the other transactions contemplated by the Merger Agreement, including information concerning the interests of directors, executive officers and affiliates of the Company and Westar Energy in the Mergers.

In connection with and effective as of the date of the GPE Merger, Evergy’s amended and restated articles of incorporation and amended and restated bylaws, substantially in the forms attached as Exhibits D and E, respectively, to the Merger Agreement and included in the Joint Proxy Statement/Prospectus as Annex A (together with technical and conforming amendments thereto), became the governing organizational documents for former holders of Great Plains Energy common stock. The description of the differences in shareholder rights contained under the caption “Comparison of Shareholder Rights” in the Joint Proxy Statement/Prospectus is incorporated herein by reference.

Prior to the GPE Merger, shares of Great Plains Energy common stock were registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended, and listed on the New York Stock Exchange (the “NYSE”). Pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Evergy common stock is deemed to be registered under Section 12(b) of the Exchange Act. The Evergy common stock has been approved for listing on the New York Stock Exchange, and will begin trading under the symbol “EVRG” on June 5, 2018. As a result of the GPE Merger, on June 4, 2018, the Company requested that the NYSE withdraw the shares of Great Plains Energy common stock from listing on the NYSE and file a Form 25 with the SEC to report that the shares of Great Plains Energy common stock are no longer listed on the NYSE. The shares of Great Plains Energy common stock will be suspended from trading on the NYSE prior to the open of trading on June 5, 2018. Evergy plans to file a Form 15 with the SEC to terminate the registration under Section 12(g) of the Exchange Act of the Great Plains Energy common stock.

Item 9.01	Financial Statements and Exhibits.

9.01(d) Exhibits

Exhibit No.	Description

2.1*	Amended and Restated Agreement and Plan of Merger, dated as of July 9, 2017, by and among Great Plains Energy Incorporated, Westar Energy, Inc., Monarch Energy Holding, Inc., King Energy, Inc. and, solely for the purposes set forth therein, GP Star, Inc. (filed as Exhibit 2.1 to Great Plains Energy Incorporated’s Current Report on Form 8-K filed on June 10, 2017 (File No. 001-32206))

10.1	Great Plains Energy Incorporated Form of Restricted Share Units Award (Grant Date June 3, 2018)

10.2	Great Plains Energy Incorporated Form of Cash Retention Payment Agreement (Grant Date June 3, 2018)

99.1	Regulation BTR Notice dated June 4, 2018

*	The disclosure letters and related schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any such schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Evergy, Inc., as successor by merger to the registrant, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERGY, INC.
as successor by merger to Great Plains Energy Incorporated

/s/ Heather A. Humphrey
Heather A. Humphrey
Senior Vice President, General Counsel and Corporate Secretary

Date: June 4 , 2018